Exhibit 99.1
JP Morgan Healthcare Conference Jan 11, 2011 John F. Crowley, Chairman and CEO Nasdaq: FOLD www.amicustherapeutics.com

Safe Harbor This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to business, operations and financial conditions of Amicus including but not limited to preclinical and clinical development of Amicus' candidate drug products, the timing and reporting of results from preclinical studies and clinical trials evaluating Amicus' candidate drug products, the projected cash position for the Company, and business development and other transactional activities. Words such as, but not limited to, "look forward to," "believe," "expect," "anticipate," "estimate," "intend," "plan," "would," "should" and "could," and similar expressions or words, identify forward-looking statements. Although Amicus believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. Actual results could differ materially from those projected in Amicus' forward-looking statements due to numerous known and unknown risks and uncertainties, including the "Risk Factors" described in our Annual Report on Form 10-K for the year ended December 31, 2009. All forward-looking statements are qualified in their entirety by this cautionary statement, and Amicus undertakes no obligation to revise or update this news release to reflect events or circumstances after the date hereof.

Industry Momentum in Rare Diseases "In addition to our existing discovery effort, alternative opportunities need to be explored to make treatments available for rare diseases.... this new unit has the potential to deliver multiple therapies responding to high medical needs of underserved populations of patients." - Marc Dunoyer, Global Head, GSK Rare Diseases

Amicus: Building Shareholder Value in 2011 At the Forefront of Therapies for Rare Diseases(tm) Pathway to More Prevalent Disorders through Rare Diseases Strong Partnership with GSK Rare Diseases Advanced Product Pipeline Novel Pharmacological Chaperone Platform Technologies

Next Generation Therapy: Replacing ERT Protein Folding & Pharmacogenetics Substrate Accumulation Endoplasmic Reticulum Golgi Apparatus Lysosome Enhanced Trafficking Reduced ER Retention Decreased Substrate Pharmacological Chaperone (Oral) Misfolded/Unstable Protein Active Site Mutation Stabilized Protein Replacing ERTs in Lysosomal Storage Disorders Pharmacological Chaperone Monotherapy ~ 50% of Fabry patients

Improving ERTs in Lysosomal Storage Disorders Pharmacological Chaperone Co-Administration Next Generation Therapy: Enhancing ERT ~ 50% of Fabry patients Uncleared Substrate Circulation (Blood) Endosomal System Lysosome Increased Tissue Exposure Slower ERT Clearance From Circulation Additional Substrate Reduction Pharmacological Chaperone (Oral) Unstable ERT in bag/blood Stabilized ERT

AT2220 Alzheimer's Disease Advanced Product Pipeline Building Significant Rare Disease Franchise Preclinical Phase 1 Phase 2 Phase 3 AmigalTM Fabry Disease Pompe Disease ERT Co-admin Therapy ERT Co-admin Therapy Monotherapy PliceraTM Gaucher Disease ERT Co-admin Therapy AT3375 Parkinson's Disease

Amigal for Fabry Disease Disease Overview Lysosomal Storage Disease 5,000 - 10,000 patients worldwide Fabrazyme(r) and Replagal(r) ERTs current standard of care Current market: $800MM (est.) Males and Females GL-3 substrate accumulation Kidney, Heart and Brain Fatal

Amigal for Fabry Disease Clinical History of Amigal First in man: 2005 80+ patient-years of data 17 patients remain in Phase 2 extension study 5 patients more than 4 years 12 patients more than 3 years Phase 3 study ongoing Encouraging safety profile to date No drug-related serious adverse events No adverse event trends

Amigal for Fabry Disease Phase 2 Data Encouraging - Surrogate Endpoints Kidney Interstitial Capillary GL-3 Urine GL-3 Primary Surrogate Secondary Surrogate GL-3 Substrate Reduced

Preliminary Data Mean (SD) annualized change in GFR or eGFR (ml/min/1.73m2/yr) Proteinuria eGFR Amigal for Fabry Disease Phase 2 Data Encouraging - Clinical Endpoints Renal Function

Amigal for Fabry Disease Phase 3 Study 011 Study Overview 60 patients, 6 month trial Primary Endpoint: Amigal vs Placebo ^50% reduction in kidney interstitial capillary GL-3 Enriched patient population Males and females Status Update 36 sites initiated globally Majority of patients enrolled as of January Enrollment completion expected in 1H11 Top-line results expected in 2H11

Chaperone-ERT Co-administration Therapy

Improving ERTs for Lysosomal Storage Disorders The Problem Enzyme Replacement Therapies Denature Rapidly in Blood 125 100 75 0 25 50 0 4 8 12 16 20 24 % Initial Enzyme Activity Time (hours) Myozyme + AT2220 Cerezyme + AT2101 Fabrazyme + Amigal Myozyme Alone Cerezyme Alone Fabrazyme Alone Loss of Activity of ERTs at pH=7.4

Improving ERT for Fabry Disease Amigal + Fabrazyme Co-Administration In pre-clinical studies, Amigal significantly increases Fabrazyme tissue uptake and markedly reduces GL-3 levels in kidney Fabrazyme Kidney Tissue Uptake GL-3 Levels in Kidney

Improving ERT for Pompe Disease

AT2220 + Myozyme Co-Administration

Slide 15

Amicus plans to perform a Phase 2 trial of AT2220 co-administered with ERT based on encouraging preclinical data

Myozyme Diaphragm Uptake


GAA Activity
(nmol/mg protein/hr)
0
2
4
6
*
#
*
Myozyme – + +
AT2220 – – +

Glycogen Levels in Diaphragm


Glycogen
(µg/mg protein)
0
50
100
150
200
250
*
#
*
Myozyme – + +
AT2220 – – +

Amicus Therapeutics

Partnership with GSK Rare Diseases and Financial Outlook

Strong Partnership with GSK Rare Diseases Deal Announced in October 2010 "Amicus' scientific and clinical expertise in human genetic diseases is among the best in the industry, and we are pleased to be collaborators and investors in this exceptional company." - Marc Dunoyer, Global Head, GSK Rare Diseases "GSK has extremely impressive global clinical, regulatory and commercial expertise and a strong commitment to the development of treatments for rare diseases. " - John Crowley, Chairman and Chief Executive Officer, Amicus Therapeutics

Strong Partnership with GSK Rare Diseases Exclusive Worldwide Rights for Amigal Validation of potential for technology and Fabry program GSK clinical, regulatory, commercial and manufacturing expertise Financial strength and flexibility for Amicus $30MM upfront license $31MM equity investment $170MM development + sales milestones Cost sharing on global development 50/50 in 2011 75 GSK/25 Amicus in 2012+ Tiered double digit royalties Rationale Deal Terms

Strong Partnership with GSK Rare Diseases Amicus Financial Strength Expected cash balance YE2010: ~ $100MM 2011 Projected Net Spend: $45-55MM Current cash along with anticipated GSK collaboration payments expected to be sufficient through anticipated Amigal U.S. commercial launch The GSK partnership allows Amicus to fully invest in Amigal and advance its pipeline while maintaining cash reserves

Further Opportunities in 2011 Building Shareholder Value Through Business Development R&D collaborations with pharmacological chaperone platform technology Partnerships and other opportunities to advance our neurodegenerative and chaperone-ERT co-administration programs Licensing transactions Strategic alliances Amicus is actively exploring a range of business development opportunities with multiple potential partners

Neurodegenerative Genetic Diseases

Pathway to More Prevalent Disorders Parkinson's and Gaucher: An Established Link Gaucher carriers have an estimated 5- fold increased risk for Parkinson's1 Disease, and Gaucher patients have a 20-fold risk2 Multiple independent studies in different populations Accumulation of alpha-synuclein is a leading target for new disease modifying therapies Mutations in the gene (GBA) now considered most common genetic risk factor for Parkinson's Disease 1Sidransky, New Engl J Med, 2009 Oct 22; 361(17): 1651-61 2Bultron, Journal of Inherited Metabolic Disease, 2010, 33(2):167-173

Pathway to More Prevalent Disorders Collaboration with The Michael J. Fox Foundation "Currently available treatments for Parkinson's provide symptomatic relief only. Our therapy is designed to address a deficiency that is inherited in a subset of the Parkinson's population, and to actually modify the course of the disease. " - David J. Lockhart, Ph.D., Chief Scientific Officer, Amicus Therapeutics "I am pleased to continue working with Amicus on their exciting pharmacological chaperone approach to modify the progression of Parkinson's Disease. Amicus' earlier compound partially reversed the motor deficits in our alpha-synuclein overexpression mouse model, and we are eager to test the improved compounds." - Marie-Francoise Chesselet, M.D., Ph.D., Charles H. Markham Professor of Neurology and Chair, Department of Neurobiology, David Geffen School of Medicine at UCLA

Pathway to More Prevalent Disorders Significant Advancement in Parkinson's Untreated PC-Treated Vehicle 3 weeks 15 weeks 15 weeks Synuclein Synuclein/NeuN Established proof-of-concept in Parkinson's animal models; increasing Gaucher enzyme (GCase) leads to marked synuclein reduction Prevention of synuclein accumulation in the brain Improvement in behavior and motor function

Pathway to More Prevalent Disorders Significant Improvement in Parkinson's Animals "...Amicus' compound partially reversed the motor deficits in our alpha-synuclein overexpression mouse model..." - Marie-Francoise Chesselet, M.D., Ph.D., Charles H. Markham Professor of Neurology and Chair, Department of Neurobiology, David Geffen School of Medicine at UCLA The Pole Test: A measurement of synuclein-dependent motor behavior

Pathway to More Prevalent Disorders Alzheimer's: Link to Lysosomal Storage Disorders "The sheer bulk of waste proteins that are accumulating within the neurons in Alzheimer's disease brains is enormous...." - Ralph A. Nixon, professor of psychiatry and cell biology , Langone Medical Center and the Nathan Kline Institute

Pathway to More Prevalent Disorders Amicus and Alzheimer's: A Pharmacological Chaperone Approach Presenillin-1 target Missense mutations 50,000-150,000 patients in U.S. Early pre-clinical POC established Lysosomal enzyme target ~4.5MM patients in U.S. Amicus is researching novel approaches to treating two distinct targets and patient populations within Alzheimer's Disease Genetic (Familial) Alzheimer's Sporadic Alzheimer's

1H 2011 2H 2011 1st patient enrolled in Amigal/ERT co-admin study 1st patient enrolled in Amigal Ph 3 study 012 Complete enrollment of Amigal Ph 3 study 011 Amigal Ph 2 extension study data update Start AT2220/ERT co-admin study in Pompe Amigal/ERT co-admin study data in Fabry Complete Parkinson's preclinical, toxicology and manufacturing IND-enabling activities Amigal Ph 3 study 011 top-line results Alzheimer's further preclinical proof of concept in: Presenilin-1 (Familial) Lysosomal enzyme target (Sporadic) AT2220/ERT co-admin study data in Pompe Amicus: Building Shareholder Value in 2011 Amicus 2011 Expected Milestones Ten milestones we expect to deliver in 2011 1H 2011

Amicus: Building Shareholder Value in 2011 January 2011 Value Proposition Amicus is a leader in rare diseases ~ $125MM Market Cap ~ $100MM cash today Product and platform company Ten expected milestones in 2011 Evaluating additional business development opportunities

JP Morgan Healthcare Conference Jan 11, 2011 John F. Crowley, Chairman and CEO Nasdaq: FOLD www.amicustherapeutics.com